Exhibit 99.1

FARADAY FUTURE ANNOUNCES NEW FUNDING

– New Secured Notes Facility Provides $52 Million Committed Funding –

– Facility Framework for up to $600 Million of Total Funds –

– Active Discussions with Multiple Investors for Additional Funding –

– FF ieFactory California Manufacturing Plant Near Completion –

Los Angeles, CA (August 15, 2022) – Faraday Future Intelligent Electric Inc. (NASDAQ: FFIE) (“FF”, “Faraday Future”, or “the Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced the successful execution of a definitive agreement for a new financing facility. The Company continues to have active discussions with multiple capital providers for potential significant additional near-term funding.

Under the new financing facility, which contemplates total potential funding of as much as $600 million in a convertible secured notes structure, Faraday Future will receive an initial $52 million of committed funds. Funds managed by ATW Partners, a U.S.-based institutional investor, led the transaction. Investors contributing $27 million (plus up to $31 million from additional investors who commit on or prior to August 17, 2022 and fund on or prior to August 19, 2022) will receive a conversion price of $2.2865 per FFIE share, later contributions will receive a conversion price of $2.69 per FFIE share. All investors will receive 33% warrant coverage with an exercise price of $5.00 per FFIE share. The facility is structured to allow for additional investor participation on similar terms. Other terms can be found in our 8-K filing dated August 15, 2022. Citi served as placement agent, and Sidley Austin LLP served as legal advisor to the Company. Blank Rome LLP and Ellenoff Grossman & Schole LLP served as legal advisors to the lead investor, in the fundraising.

The Company remains in active discussions with both U.S. institutional investors and international funding sources. These discussions may or may not lead to additional funding commitments beyond what has already been executed. The Company will provide further updates on financing negotiations as appropriate, and upon the conclusion of any additional definitive agreements.

“I am very pleased to have this important new committed capital and framework in place for substantial additional funding. We are working diligently to complete this capital raise process in order to raise sufficient new funds to launch the FF 91. Subject to successful completion of this fundraising process, I am confident that we can deliver cars to our customers in late Q3 or Q4.” said Dr. Carsten Breitfeld, Global CEO of Faraday Future.

Dr. Breitfeld continued, “Our Hanford manufacturing facility, recently renamed the “FF ieFactory California” is nearing completion. We have all the equipment on site needed to begin production and are in the final stages of installation. The FF ieFactory California has already produced over a dozen production-intent vehicles. Testing and validation of the FF 91 is well underway, and I am very pleased with the results we are seeing. The FF 91 will be the world’s first ultra-luxury EV and will reset customer expectations for what the future of intelligent mobility can be.”

Customers can preorder an FF 91 via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class-defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since its inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet, and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

https://twitter.com/FaradayFuture/

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture/

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, and include (among others) statements regarding the expected timing of the launch of FF 91 and FF 81 vehicles and anticipated production capacity of the Company’s Hanford, California facility. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the Company’s ability to close on above mentioned convertible notes, raise additional convertible notes and/or other financing the failure of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to obtain financial viability exception or stockholder approval under Nasdaq Rule 5635 to issue all of the shares issuable upon conversion of the above mentioned convertible notes; the Company’s ability to remain in compliance with the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and to continue to be listed on Nasdaq; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation; the implementation of the Special Committee’s actions and related internal review by the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; and the ability of the Company to attract and retain employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Contacts:

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

John Schilling

Media: media@faradayfuture.com

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